SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

United Natural Foods, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Dear Stockholder, The 2010 Annual Meeting of Stockholders of United Natural Foods, Inc., will be held at our our corporate headquarters located at 313 Iron Horse Way, Providence, Rhode Island 02908, on January 13, 2010, at 10:00 AM (local time). Proposals to be considered at the Annual Meeting: (1) To elect two members to our Board of Directors to serve as Class I directors, each for a term of three years. (2) To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2010. (3) To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting. Management’s voting recommendations for each proposal. • FOR the election of Joseph M. Cianciolo and Peter Roy as Class I directors; and • FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2010. The Proxy Materials are available for review at: www.cstproxy.com/unfi/2010 UNITED NATURAL FOODS, INC. 313 Iron Horse Way Providence, Rhode Island 02908 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS and NOTICE OF ANNUAL MEETING January 13, 2010 Proxy Materials for the 2010 Annual Meeting of Stockholders of United Natural Foods, Inc. to be held on January 13, 2010, are now available on the Internet. Important information regarding the Internet availability of the Company’s Proxy Materials, instructions for accessing your Proxy Materials and voting online and instructions for requesting paper or e-mail copies of your Proxy Materials are provided on the reverse side of this Notice. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Vote Your Proxy on the Internet: Go to www.continentalstock.com Have this Notice, or if you have requested a paper copy of the proxy materials, your proxy card available when you access the above website. Follow the prompts to vote your shares. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: You will need your COMPANY ID, PROXY NUMBER & ACCOUNT NUMBER in order to access your proxy materials online, vote online or request to receive a paper or email copy of your proxy materials. *Stockholders are cordially invited to attend the Annual Meeting and vote in person. We are also broadcasting the Annual Meeting via webcast, a link to which will be available on the “Investors” section of our website at www.unfi.com

UNITED NATURAL FOODS, INC. _____________________ Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on January 13, 2010 • This communication presents only an overview of the more complete Proxy Materials related to the United Natural Foods, Inc. Annual Meeting of Stockholders to be held on January 13, 2010 (the “Annual Meeting”) that are available to you on the Internet. We encourage you to access and review all of the information contained in the Proxy Materials before voting. • The Company’s Notice and Proxy Statement and Annual Report to Shareholders are available at: www.cstproxy.com/unfi/2010 • If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 5, 2010 to facilitate timely delivery. The following Proxy Materials are available for you to review online at www.cstproxy.com/unfi/2010: • the Notice and Proxy Statement for the Annual Meeting; • the Company’s Annual Report to Stockholders for the year ended August 1, 2009; and • the Proxy Card ACCESSING YOUR PROXY MATERIALS ONLINE If you have access to the Internet, you can view your Proxy Materials and complete the voting process in a few easy steps: Step 1: Go to www.cstproxy.com/unfi/2010 Step 2: Click the appropriate button to view the Company’s proxy materials. Step 3: Make your selection as instructed to choose your delivery preferences and to VOTE. Step 4: Follow the instructions on the screen to log in. You will not be required to provide any identifying information other than your COMPANY ID, PROXY NUMBER and ACCOUNT NUMBER (which are included in this Notice) to complete the voting process online. OBTAINING A FREE PAPER OR E-MAIL COPY OF THE PROXY MATERIALS If you prefer, you may request to receive your Proxy Materials, including the proxy card, for the Annual Meeting or for future annual meetings of the company’s stockholders on paper or via e-mail in any of the following ways: Telephone: Call us toll-free at 1-888-221-0690. Internet: Go to www.cstproxy.com/unfi/2010 and request a printed version of the materials. E-mail: Send a message to proxy@continentalstock.com with United Natural Foods, Inc. in the subject field and include your registered holder name, address and COMPANY ID, PROXY NUMBER and ACCOUNT NUMBER.